UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/24/2009

SEITEL INC
(Exact name of registrant as specified in its charter)

Commission File Number:  0-14488

DE	76-0025431
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

10811 S. Westview Circle, Building C, Suite 100, Houston, TX 77043
(Address of principal executive offices, including zip code)

713-881-8900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.    Termination of a Material Definitive Agreement

On August 24, 2009, Seitel, Inc. ("Seitel") and certain of its subsidiaries notified Wells Fargo Foothill, Inc. ("Lender") that they intended to terminate the Amended and Restated Loan and Security Agreement dated as of February 14, 2007, as amended (the "Loan Agreement"), prior to its stated maturity. This termination becomes effective on August 28, 2009. There are no amounts outstanding under the Loan Agreement and no penalties associated with the early termination. However, Seitel will have to pay the Lender certain nominal fees and expenses in connection with the termination of the Loan Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEITEL INC

Date: August 28, 2009	By:	/s/ William J. Restrepo
William J. Restrepo
Chief Financial Officer